EXHIBIT 99.1

Berkshire Hills Bancorp and Brookline Bancorp Receive Regulatory Approvals for Merger of Equals to form Beacon Financial Corporation

•	All required regulatory approvals related to the proposed merger have been received.
•	Proposed merger closing is expected to be completed effective September 1, 2025, subject to the satisfaction of the remaining customary closing conditions.
•
Clients will continue to be served through their respective Berkshire Bank, Brookline Bank, Bank Rhode Island and PCSB Bank offices as divisions of Beacon Bank & Trust until systems conversion in 2026.

Boston, August 25, 2025 – Berkshire Hills Bancorp, Inc. (“Berkshire”) (NYSE: BHLB), the parent company of Berkshire Bank, and Brookline Bancorp, Inc. (“Brookline”) (NASDAQ: BRKL), the parent company of Brookline Bank, Bank Rhode Island, and PCSB Bank, today jointly announced they have received all required regulatory approvals to complete their proposed merger of equals (the “Merger”) and become Beacon Financial Corporation.

Berkshire and Brookline expect the merger closing to be completed effective September 1, 2025, subject to the satisfaction of the remaining customary closing conditions. Upon closing, the combined company will become a $24 billion regional banking franchise serving the Northeast with more than 145 branch offices and a longstanding history of serving clients and communities.

The regulatory approval process included approvals from the Board of Governors of the Federal Reserve System as well as the Massachusetts Division of Banks, New York State Department of Financial Services and Rhode Island Department of Business Regulation. As previously announced, stockholders of Berkshire and Brookline approved all proposals required for the merger of equals at stockholder meetings on May 21, 2025.

“We’re pleased to have received all regulatory approvals as scheduled to bring together two strong organizations. Following months of collaboration between the Berkshire and Brookline teams, we are prepared for a successful integration and to realize the full potential of this combination,” stated Paul A. Perrault, Chairman and CEO of Brookline, who will serve as CEO of the combined company.

David M. Brunelle, Chairperson of Berkshire, who will continue to serve as Chairperson of the Board for the combined company, added, “The scale, efficiency and operational strength created by the combined company will allow us to better serve our clients, employees, stockholders and communities.”

Following the closing, the combined Company will be renamed Beacon Financial Corporation and its common shares will trade on the NYSE under the symbol "BBT". Clients will continue to be served through their respective Berkshire Bank, Brookline Bank, Bank Rhode Island and PCSB Bank branches, websites, mobile apps, financial advisors and relationship managers operating as divisions of Beacon Bank & Trust, commonly known as Beacon Bank. Over time, clients will begin to see updates such as the new name on statements, in online banking and at branches as the combined company prepares for a full transition to the Beacon Bank brand, along with integration of banking systems in the first quarter of 2026.

Media inquiries or further information:

Berkshire Hills Bancorp, Inc.:

Media:
Gary R. Levante
Chief Communication & Sustainability Officer
413.447.1737
glevante@berkshirebank.com

Investor Relations:
Kevin Conn
Sr. Managing Director Investor Relations & Corporate Development
617.641.9206
kaconn@berkshirebank.com

Brookline Bancorp, Inc.:

Investor Relations:
Carl M. Carlson
Chief Financial and Strategy Officer
617.425.5331

Media:
Peter Roveto
SVP, Director of Marketing
617.730.3500
Peter.Roveto@BRKL.com

About Berkshire
Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a relationship-driven, community-focused bank that delivers industry-leading financial expertise to clients in New England and New York. With $12.0 billion in assets and 83 branches, Berkshire is headquartered in Boston and provides a full suite of tailored banking solutions through its Commercial Banking, Retail Banking, Consumer Lending, Private Banking and Wealth Management divisions. For more than 175 years, Berkshire Bank has delivered strength, stability and trusted advice to empower the financial potential of its clients and communities. Newsweek named Berkshire one of America’s Most Trusted Companies and one of America’s Best Regional Banks. To learn more about Berkshire Hills Bancorp visit ir.berkshirebank.com.
About Brookline
Brookline Bancorp, Inc., a bank holding company with $11.6 billion in assets and branch locations in Massachusetts, Rhode Island, and the Lower Hudson Valley of New York State, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and PCSB Bank. Brookline provides commercial and retail banking services, cash management and investment services to customers throughout Central New England and the Lower Hudson Valley of New York State. More information about Brookline Bancorp, Inc. and its subsidiary banks can be found at the following websites: www.brooklinebank.com, www.bankri.com and www.pcsb.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Berkshire and Brookline.
Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Berkshire’s and Brookline's current expectations and assumptions regarding Berkshire's and Brookline's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Berkshire's or Brookline's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Berkshire and Brookline; the outcome of any legal proceedings that may be instituted against Berkshire or Brookline; delays in completing the proposed transaction; the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Berkshire and Brookline to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Berkshire and Brookline do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties' ability to pursue certain business opportunities and strategic transactions; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of Berkshire and Brookline successfully; the dilution caused by Berkshire's issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Berkshire or Brookline. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Berkshire and Brookline disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Berkshire, Brookline and factors which could affect the forward-looking statements contained herein can be found in Berkshire's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025 and its other filings with the SEC, and in Brookline’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, and its other filings with the SEC. SEC filings are available free of charge on the SEC's website at www.sec.gov. Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.